Exhibit 99

News Release From:

Dotronix, Inc.

(OTC Bulletin Board: DOTX)

Contact information: Robert V. Kling

Phone: 651-633-1742

FOR IMMEDIATE RELEASE:  August 13, 2004

DOTRONIX ANNOUNCES EFFECTIVENESS OF REGISTRATION
STATEMENT AND NEW DISTRIBUTION DATE FOR WARRANT DIVIDEND

ST. PAUL, MN, August 13, 2004.  DOTRONIX, INC. (OTC BULLETIN BOARD: DOTX) announced today that the Securities and Exchange Commission declared the registration statement filed by Dotronix on June 2, 2004 effective on August 12, 2004.  The registration statement covers a warrant dividend to Dotronix shareholders of record on June 30, 2004.  The Company intends to file a prospectus with the Securities and Exchange Commission on Monday, August 16, 2004, and to distribute the warrant dividend on Friday, August 20, 2004.